MEEHAN FOCUS FUND

                               SEMI-ANNUAL REPORT


                                 APRIL 30, 2006









This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund's shares is authorized only in a case of concurrent or prior delivery of the Fund's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund. This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund's shares is authorized only in a case of concurrent or prior delivery of the Fund's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.









 Meehan Focus Fund     Distributor:
 A Series of Meehan Mutual Funds, Inc.     Viking Fund Distributors, LLC
 1900 M Street, N.W., Suite 600     116 1st  Street, S.W., Suite C
 Washington, D.C.  20036     Minot, ND  58701
 (866) 884-5968     (800) 933-8413




                                                       June 29, 2006

Dear Fellow Shareholders:

     The total return for the Meehan Focus Fund ("the Fund") over the first six months of its fiscal year through April 30, 2006 was 7.59% ; the Fund's NAV at April 30, 2006 was $15.60. The Fund's performance over this period trailed the Standard and Poor's 500 Total Return Index ("S&P 500") and the NASDAQ Composite Index ("NASDAQ"). Since inception, the Fund continues to outperform both the S&P 500 and the NASDAQ Composite Index by a wide margin. The Fund's results for the first six months of its 2006 fiscal year, for the year ended April 30, 2006, for the five years ended April 30, 2006, and since inception on December 10, 1999 are shown below with comparable results for leading market indexes.


        First Six Months   One-Year Return   Annualized Five   Annualized Return
        of Fiscal          May 1, 2005 -     Year Return       From Inception
        Year 2006          April 30, 2006    May 1, 2001 -     December 10, 1999
        November 1, 2005                     April 30, 2006    - April 30, 2006
        - April 30, 2006
        ----------------   --------------    ---------------   ----------------


Meehan Focus
Fund            7.59%   1       13.04%           3.87%               4.31%
S&P 500 Total
Return Index    9.64%           15.42%          2.70%               0.46%
NASDAQ          9.54%           20.85%          1.87%              (6.60%)

Past performance does not guarantee future results. Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. To obtain more current performance information please call (866) 884-5968.

--------------------------
* The views expressed herein are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully.

** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and gives a broad look at U.S. stock performance. The NASDAQ Composite Index measures the performance of all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.


     The market rallied through April, as investors focused on continued steady economic growth, mild inflation, and strongcorporate earnings. Since the end of
 April, however, volatility has returned and the market has given back much of its gains. Investors shifted their focus to interest rates (specifically, whether new Federal Reserve Chairman Bernanke will raise rates too far), worries about inflation, and the continuing slowdown in housing.

     Whenever one of our holdings declines unexpectedly, we revisit our analysis of the company's fundamentals, valuation, and competitive position. Depending on our conclusions, we may add to, leave unchanged, or sell a position.
Because our investment focus is long-term, we react only to developments that alter our view of a stock's long-term prospects. Despite the recent downturn, we view our holdings, and our large cap stocks in particular, as possessing excellent prospects for growth and price appreciation, and we continue to find new candidates for investment. We believe there are now high-quality companies available to us at low prices, and we are selectively taking advantage of this buying opportunity.

     We made several additions to the portfolio over the first six months of the fiscal year. We continue to add foreign holdings to the Fund, most recently consumer foods processor Nestle and UK bank Barclays PLC (which is reviewed below), and foreign-based companies now make up approximately 17% of the Fund. Other additions include homebuilder Centex and consumer products maker Avon.

     We exited our positions in Hubbell, Equifax, Brinks, and Allied Waste over the past six months. Hubbell, Equifax, and Brinks, all long-term holdings of the Fund, were sold at significant gains after they reached what we considered their full value. Allied Waste, also a long-term Fund holding, was sold at a small gain after we concluded that high debt levels and management turnover had impaired its ability to generate long-term growth. We redeployed the proceeds of these sales to new and existing positions with better prospects.

Portfolio Review

     The attached Schedule of Investments identifies the stocks we owned and their market values as of April 30, 2006. Our Fund held 47 stocks, and 78% of the Fund's assets were invested in 25 holdings. Our top 10 holdings, which represented approximately 42% of the Fund's portfolio, were as follows:




                    Company Name                               % of Fund
                    ------------                               ---------
          1.     Berkshire Hathaway, Inc., Class B                7.9
          2.     Diageo PLC ADR                                   4.4
          3.     First Data Corp.                                 4.1
          4.     Anheuser-Busch Companies, Inc.                   4.0
          5.     Microsoft Corp.                                  3.8
          6.     Automatic Data Processing, Inc.                  3.7
          7.     iShares MSCI Emerging Markets Index              3.6
          8.     Sysco Corp.                                      3.6
          9.     Progressive Corp.                                3.4
          10.    International Gaming Technology                  3.1
                                                                  ---
                                                                 41.6

    Seven of our top ten holdings show gains since we purchased them, with Microsoft, Anheuser-Busch and Sysco being the exceptions. Our largest gains are in Berkshire Hathaway, Progressive, and AES, all long-term holdings of the Fund.

     Driving the Fund's performance over the past six months were strong returns from International Game Technologies (which is reviewed below), Carmax, the emerging markets exchange traded fund, and Leucadia National. Doral Financial generated our largest loss over the past six months. Doral's performance was hurt by restatements related to accounting issues discovered last year and its decision to suspend its dividend in April of this year. The company is taking the necessary measures to right its ship, including the recent appointment of a new CEO, and we believe the share price will recover. Apollo Group, Microsoft, and Weight Watchers also showed losses over the past six months; however, we believe these are well-managed companies with strong competitive positions in their respective industries, and we believe they will produce solid returns for the Fund in the long run.



Brief Discussion of Three of Our Top Holdings

                       Average Cost      April 30, 2006     Percent Increase
                       per Share         Market Price       (Decrease)
                                         per Share
                       -----------       -------------      ----------------

Barclays PLC ADR           $46.43            $49.85               7.4%
International Gaming
Technology                 $28.31            $37.93              34.0%
Berkshire Hathaway,
Inc. - Class B          $2,164.21         $2,952.00              36.4%




Barclays PLC (BCS)


Recent Price                    $43.90
Mkt Cap                         $71.2b

Forward P/E                           9.9
Price / Sales                         2.3
Price / Book                          2.3

Return on Equity                 22.4%
Dividend Yield                    4.3%


     We initiated our position in Barclays early this year because we like its strong European presence, its improving fundamentals, and its healthy 4.3 % dividend yield. With a market capitalization of $71.2 billion, Barclays is one of the largest financial institutions in the world. Barclays' operations include several core segments. 42% of Barclays' pretax profits come from its U.K. banking operation, which serves over 14 million retail customers and 775 thousand businesses in the United Kingdom. International banking accounts for another 12% of pretax profit. Barclays Capital, which generates about 22% of pretax profits, provides investment banking services and is aggressively expanding its operations. Barclaycard is the dominant credit card issuer in the United Kingdom and Europe. Finally, Barclays Global Investors pioneered the development and issuance of exchange traded funds (ETFs) and, selling under the iShares brand, is the largest provider of ETFs worldwide.

     Barclays struggled recently in the U.K. retail banking market due to tough competitive conditions. In addition, like other banks Barclays has experienced a drop in profit margins due to the rise in interest rates. However, business appears to be improving as Barclays enhances customer service and its product offerings. Pretax profit from Barclays' U.K. banking operations increased 8% in 2005, and stabilizing interest rates should help this core operation's profitability.

     Meanwhile, Barclays' other divisions have earned strong profits. Barclays Capital increased pretax profits by 25% in 2005 and gained significant market share in global debt underwriting. International banking's pretax profits rose 135%, including the effects of a large acquisition, while Barclays Global Investors saw an increase of 61%. We believe that this segment of Barclays' operations, in particular, will continue to post strong gains as even more investors begin using ETFs.

Barclays generates returns on equity in the high teens, and its dividend yield is more than twice the market average. With a forward P/E of 9.9 and strengthening business lines in attractive markets, Barclays' stock is a good value.




International Gaming Technology (IGT)


Recent Price                    $35.58
Mkt Cap                         $12.1b

Forward P/E                         27.0
Price / Sales                        5.6
Price / Book                         6.3

Return on Equity                22.9%
Dividend Yield                   1.4%


IGT is one of the world's leading makers of slot machines and related software, currently boasting a 70% share of the U.S. slot machine market and strong and growing international sales. Revenues are split evenly between IGT's two business segments: proprietary gaming systems, which are leased to customers in exchange for a portion of the machine's revenue, and slot machine sales.

We began purchasing shares of IGT last year, attracted by its strong position in a growing international industry and history of innovation. IGT maintains its competitive edge through effective research and development and marketing. In 2005 IGT spent $138 million (5.8% of revenues) on research and development, more than twice as much as any of its rivals, aiming to add to its already strong stable of intellectual property. On the marketing side, IGT's valuable game titles include Wheel of Fortune and Triple Play Poker. In addition, IGT is licensed to operate in every significant gaming jurisdiction worldwide, an important advantage in an industry where strict licensing and testing requirements for new slot machines are a primary barrier to entry.

IGT's most recent quarter saw earnings rise 35% versus the year ago period and operating margins expand to 30%. These results reflected strong product sales and a rising number of leased machines, which offer a steadier revenue stream. IGT has a solid backlog of orders, not counting the potential addition of 60,000 machines in Pennsylvania where slot machines were recently approved. Server-based games, which allow casino operators to perform maintenance and change games offered on machines from a central location, should provide a further boost to earnings beginning in 2007.

IGT generates excellent free cash flow and has been returning cash to shareholders. Over the past year an aggressive share repurchasing program has reduced the share count by 3%, and in October the dividend was increased by 4.2%. Returns on equity are robust, averaging better than 20% over the past 10 years, and IGT carries a strong balance sheet with nearly $700 million of cash and equivalents and limited debt. With a capable, experienced management team, strong product line-up, history of innovation, and growing markets, IGT should perform well for many years.




Berkshire Hathaway, Inc. (BRKB)


Recent Price                   $3,071
Mkt Cap                         $141b

Forward P/E                            n/a
Price / Sales                          1.6
Price / Book                           1.5

Return on Equity                 9.6%
Dividend Yield                   0.0%


Berkshire was the first stock purchased for the Fund and is the Fund's largest holding. Perhaps best known as home of legendary investor and CEO Warren Buffett, Berkshire is a financial services, consumer, and industrial giant. Operating through Geico, General Re, and other subsidiaries, Berkshire is one of the world's largest property and casualty insurers. Berkshire's industrial and consumer businesses include well-known names like Dairy Queen, Benjamin Moore, Fruit of the Loom, NetJets, manufactured home builder Clayton Homes, and carpet maker Shaw Industries.

In 2005 profits rose nearly 13% even though Berkshire's insurance operations absorbed approximately $3.4 billion in claims for their share of losses during the catastrophic 2005 hurricane season. Despite these losses, Berkshire's overall insurance business actually had an underwriting profit in 2005 because of the strong performance of Geico. Moreover, as a result of losses from these hurricanes, premiums will increase and the reinsurance business is likely to be very profitable for Berkshire in the future as weaker competition is forced out of business by heavy losses. Continuing its strong earnings growth, Berkshire's first quarter 2006 earnings were up 70% versus the year ago period on improved performance in insurance and better than expected growth in energy investments.

At Berkshire's annual meeting, which I attended in Omaha this May, Mr. Buffett reported on Berkshire's first foreign acquisition, an 80% stake in Israeli machine tool manufacturer Iscar purchased for approximately $4 billion. He expressed interest in additional foreign acquisitions as he tries to put more of Berkshire's nearly $40 billion cash hoard to work. Mr. Buffett, who is 75, also discussed Berkshire's plans for his eventual replacement, an issue of great importance to him as he recognizes he will be judged in part by Berkshire's performance after he is gone. He stated that the Board had unanimously agreed on his successor as CEO and that this person currently works at Berkshire.

     On June 26, Mr. Buffett announced plans to donate the bulk of his Berkshire holdings, approximately $37 billion, to five charities, including $31 billion to the Bill and Melinda Gates Foundation, the largest single charitable donation in history. Mr. Buffett has for many years made clear his intention to leave the majority of his fortune to charity, and we applaud his generosity. This donation, which is spread over 20 years, should not hurt the price and is likely to enhance the stock's value over the long term.

     Berkshire's management treats shareholders as partners and maintains a triple-A credit rating. With its combination of outstanding management, strong businesses, financial health, and focus on long-term financial success, Berkshire will remain a core Fund holding.


Conclusion

     We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund's NAV on-line at any time by typing the Fund's symbol (MEFOX) in most stock quotation services. Please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.


Sincerely,


Thomas P. Meehan




              Meehan                S & P 500                 NASDAQ
            Focus Fund           Total Return Index       Composite Index
            ----------           ------------------       ---------------
12/10/99      10,000                  10,000                  10,000
01/31/00       9,738                   9,916                  10,963
04/30/00      10,155                  10,359                  10,741
07/31/00       9,588                  10,234                  10,481
10/31/00      10,397                  10,252                   9,375
01/31/01      10,891                   9,827                   7,715
04/30/01      10,832                   9,015                   5,888
07/31/01      11,360                   8,767                   5,640
10/31/01       9,918                   7,699                   4,703
1/31/2002     11,520                   8,240                   5,381
4/30/2002     11,687                   7,877                   4,697
7/31/2002      9,038                   6,696                   3,696
10/31/2002     8,283                   6,536                   3,700
1/31/2003      8,250                   6,343                   3,675
4/30/2003      8,900                   6,828                   4,074
7/31/2003      9,883                   7,408                   4,827
10/31/2003    10,721                   7,895                   5,376
1/31/2004     11,678                   8,536                   5,749
4/30/2004     11,586                   8,391                   5,342
7/31/2004     11,070                   8,384                   5,251
10/31/2004    11,367                   8,639                   5,495
1/31/2005     11,929                   9,068                   5,738
4/30/2005     11,585                   8,922                   5,347
7/31/2005     12,424                   9,562                   6,077
10/31/2005    12,172                   9,393                   5,899
1/31/2006     12,894                  10,009                   6,415
4/30/2006     13,096                  10,298                   6,461


Past performance is not predictive of future performance.


     ANNUALIZED TOTAL RETURN**
     -------------------------

                      ONE YEAR            FIVE YEAR            SINCE INCEPTION
                      ENDING 4/30/06      ENDING 4/30/06       (12/10/99)***
                      --------------      --------------       ---------------
MEEHAN FOCUS FUND         13.04%              3.87%                 4.31%
S&P 500 TOTAL
RETURN INDEX              15.42%              2.70%                 0.46%
NASDAQ COMPOSITE INDEX    20.85%              1.87%                (6.60%)


* The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index. It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprising of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. An index is not an investment product available for purchase.

**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

***   The Meehan Focus Fund commenced operations on December 10, 1999.




FUND EXPENSES

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the Fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

            Beginning Account       Ending Account       Expenses Paid
                 Value                 Value             During Period*
           October 31, 2005        April 30, 2006        October 31, 2005 -
                                                         April 30, 2006
            ---------------         -------------         -------------

Actual         $1,000.00              $1,075.86               $7.31

Hypothetical   $1,000.00              $1,017.75               $7.10
(5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.4%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by the days in the year (365) to reflect the half-year period.




MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2006

                                        Number                    Market
                                        of Shares                 Value
                                        ---------                 ------
COMMON STOCK -- 94.8%
Consumer Discretionary
Avon                                       8,000                $260,880
CBS                                        3,500                  89,145
CarMax, Inc. *                            28,000                 988,680
Diageo                                    22,000               1,457,500
Discovery Holdings *                       7,000                 104,300
Home Depot                                23,000                 918,390
International Game Technology             27,000               1,024,110
Liberty Media Corporation *               70,000                 584,500
Liberty Global Series A *                  4,216                  87,313
Liberty Global Series C *                  4,216                  84,194
Tiffany & Co.                              8,000                 279,120
Time Warner                               40,000                 696,000
Viacom, Cl B                               3,500                 139,405
Weight Watchers International, Inc.       20,000                 987,000
                                                                --------
Total Consumer Discretionary -- 23.4%                         7,700,537


Consumer Staples
Anheuser-Busch Companies                  30,000               1,337,400
General Mills, Inc.                       14,000                 690,760
Nestle                                    10,000                 764,500
Sysco Corp.                               40,000               1,195,600
Unilever                                   9,000                 384,570
                                                                --------
Total Consumer Staples -- 13.3%                                4,372,830

Energy
Devon Energy Corp.                        15,000                 901,650
                                                                 -------
Total Energy -- 2.7%                                             901,650


Financial
Barclays Plc                              17,000                $847,450
Berkshire Hathaway, Inc., Class B *          900               2,656,800
Doral Financial Corp.                     50,000                 395,500
Fairfax Financial Holdings                 2,300                 279,358
First Data Corp.                          29,000               1,383,010
Leucadia National Corp.                   14,000                 850,500
MGIC Investment Corp.                     11,000                 777,700
Progressive Corp.                          7,000                 759,710
                                                                --------
 Total Financial -- 24.2%                                      7,950,028


Health
Biogen *                                   6,000                 269,100
Dentsply International, Inc.              12,000                 716,040
Novartis                                   4,000                 230,040
Pfizer, Inc.                              23,000                 582,590
Pozen, Inc. *                             33,000                 494,010
Teva Pharmaceutical                       22,000                 891,000
                                                                --------
Total Health -- 9.7%                                           3,182,780


Industrials
Apollo Group, Inc. *                      11,000                 601,040
Cendant Corp                              31,000                 540,330
Centex                                     5,000                 278,000
General Electric Co.                       8,000                 276,720
Illinois Toolworks, Inc.                   8,000                 821,600
                                                                --------
 Total Industrials -- 7.7%                                     2,517,690


Information Technology
Microsoft Corp.                           52,000               1,255,800
Plantronics                                3,000                 112,500
                                                               ---------
Total Information Technology -- 4.2%                           1,368,300


Materials
Deltic Timber Corp.                        4,000                $230,880
Methanex Corp.                            17,483                 386,724
                                                                 -------
Total Materials -- 1.9%                                          617,604


Services
Automatic Data Processing, Inc.           28,000               1,234,240
Iron Mountain, Inc. *                      4,000                 156,400
                                                               ---------
Total Services -- 4.2%                                         1,390,640


Utilities
AES Corp. *                               42,500                 721,225
TransCanada Pipelines                     14,000                 413,840
                                                               ---------
Total Utilities -- 3.5%                                        1,135,065

      TOTAL COMMON STOCK (Cost $25,997,217)                 $31,137,124

EXCHANGE TRADED FUNDS -- 3.7%
iShares MSCI Emerging Markets Index       11,500              $1,212,675
                                                               ---------
       TOTAL EXCHANGE TRADED FUNDS (Cost $696,066)            $1,212,675


 SHORT TERM INVESTMENTS -- 1.9%
First Western Bank Collective Asset Fund (Cost $640,062)         640,062
                                                                 -------

      TOTAL INVESTMENTS (Cost $27,333,345) -- 100.4%          32,989,861
      OTHER ASSETS LESS LIABILITIES -- (0.4%)                   (119,073)
                                                              ----------
  NET ASSETS -- 100.00%                                      $32,870,788


*  Non-income producing investments


The accompanying notes are an integral part of the financial statements.




MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2006  (Unaudited)


Assets:
     Investments, at market (cost $27,333,345) (Note 1)          $ 32,989,861
     Receivables:
          Dividends and interest                                       41,193
          Investments sold                                            151,146
                                                                      -------
                Total assets                                       33,182,200

Liabilities:
     Payables:
          Due to advisor (Note 4)                                      35,267
          Investments Purchased                                       276,145
                                                                      -------
                Total liabilities                                     311,412
                                                                      -------
Net Assets                                                   $     32,870,788

Net Assets consist of:
        Common stock (100,000,000 shares of $.0001 par value
           authorized, 2,107,511 shares outstanding) (Note 2)   $       211
        Additional capital paid-in                               25,980,681
        Accumulated net realized gain on investments              1,236,415
        Net unrealized appreciation on investments                5,656,516
        Undistributed net investment income (loss)                   (3,035)
                                                                   -----------
Net Assets, for 2,107,511 shares outstanding                    $32,870,788

Net Asset Value, offering per share *                           $     15.60

* Redemption price is equal to net asset value less any applicable redemption fee (Note 1).


The accompanying notes are an integral part of the financial statements.




MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2006  (UNAUDITED)
------------------------------------------------


INVESTMENT INCOME:
         Interest                                                $        0
         Dividends                                                  217,651
                                                                    -------
               Total investment income                              217,651
                                                                    -------

EXPENSES:
         Investment advisory fees (Note 4)                          155,830
         Service fees (Note 4)                                       64,856
                                                                     ------
              Total expenses                                        220,686
                                                                    -------

         Net investment income (loss)                                (3,035)
                                                                     -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized gain (loss) on investments                  1,377,474
         Net change in unrealized appreciation on investments       909,254
                                                                  ---------
         Net gain on investments                                  2,286,728
                                                                  ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $2,283,693
                                                                  =========


    The accompanying notes are an integral part of the financial statements.




MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------


                                            PERIOD ENDED      YEAR ENDED
                                            APRIL 30, 2006    OCTOBER 31, 2005
                                            --------------    ----------------
INCREASE IN NET ASSETS  (UNAUDITED)
Operations:
     Net investment income (loss)            $    (3,035)      $     16,008
     Net realized gain (loss) on investments   1,377,474          2,038,736
     Net change in unrealized appreciation
      (depreciation) on investments              909,254           (102,303)
                                                 -------          ---------
Net increase (decrease) in net assets
  resulting from operations                    2,283,693          1,952,441
                                              ----------         ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                        --               (18,387)
                                              ----------           --------



Increase in net assets from Fund
    share transactions (Note 2)                   16,703            642,882
                                                 -------            -------



Increase in net assets                         2,800,396          2,576,936


NET ASSETS:
    Beginning of period                       30,070,392         27,493,456
                                              ----------         ----------


         End of period           $            32,870,788       $ 30,070,392
                                              ==========       ============


Undistributed net investment
income included in net assets           $        --         $       --


    The accompanying notes are an integral part of the financial statements.




MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding Throughout each Period)



                       For the     For the     For the     For the     For the
                       Period      Year        Year        Year        Year
                       Ended       Ended       Ended       Ended       Ended
                       April 30,   Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                       2006        2005        2004        2003        2002
                       --------    --------    -------     -------     -------
Net Asset Value,
Beginning of
Period                 $ 14.50     $ 13.55     $ 12.78     $ 9.88      $ 11.83

Investment Operations:
     Net investment
       income (loss)       --         0.01       (0.06)      0.01        (0.07)
     Net realized and
       unrealized gain
       (loss) on
       investments        1.10        0.95        0.83       2.90        (1.88)
          Total income
           (loss) from
           investment
           operations     1.10        0.96        0.77       2.91        (1.95)

Distributions:
     From net investment
       income              --        (0.01)        --       (0.01)         --
          Total
            distributions  --        (0.01)        --       (0.01)         --

Net Asset Value,
End of Period          $ 15.60     $ 14.50     $ 13.55     $ 12.78     $ 9.88

Total Return              7.59%       7.08%       6.03%      29.43%    (16.48)%

Ratios/
Supplemental Data
     Net assets,
       end of period
       (in 000's)     $ 32,871     $ 30,070     $ 27,493    $ 20,713   $ 13,829
     Ratio of expenses
       to average
       net assets       1.40%1       1.50%        1.50%       1.50%      1.50%
     Ratio of net
       investment income
       to average
       net assets      (0.02)%1      0.05%      (0.47)      0.08%       (0.65)%
    Portfolio
       turnover rate   10.65%       29.96%      22.66%     23.20%       25.25%



     1 Annualized


The accompanying notes are an integral part of the financial statements.





MEEHAN FOCUS FUND
-----------------

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2006


1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Meehan Mutual Funds, Inc. (the "Company") is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the "Fund"). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation-Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Investments in open end investment companies are valued at the closing net asset value on the day of valuation. The Board will consider the following factors when fair valuing securities: (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund's holdings.

b) Federal Income Taxes-No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders-Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates-The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Redemption Fee - A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 30 calendar days of their purchase.

f) Foreign Securities - The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

g) Other-Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.


2.     CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the period ended April 30, 2006 were as follows:
                                    SHARES              AMOUNT
                                    ------              ------
     Sold                           72,617              $935,987
     Reinvestments                    --                   --
     Redeemed                      (39,611)            (419,284)
                                    -------            ---------

     Net Increase                   33,006             $516,703
                                    =======            ========

     Transactions in shares of the Fund for the year ended October 31, 2005 were as follows:
                                    SHARES              AMOUNT
                                    ------              ------
     Sold                          169,356            $2,416,499
     Reinvestments                   1,255                18,387
     Redeemed                     (124,671)           (1,792,004)
                                  ---------          ------------

     Net Increase                   45,940              $642,882
                                    ======              ========


3.     INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended April 30, 2006, were as follows:

          Purchases      $3,597,963

          Sales           3,373,143

     At April 30, 2006, unrealized appreciation of investments for tax purposes was as follows:

          Appreciation                      $ 6,887,662
          Depreciation                       (1,231,146)
                                             -----------

     Net appreciation on investments        $ 5,656,516
                                              =========

     At April 30, 2006, the cost of investments for federal income tax purposes was $27,333,345.


4.     ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an Advisory Agreement with Edgemoor Capital Management, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's average daily net assets. For the period ended April 30, 2006, the Advisor received fees of $155,830.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.40% (effective December 1, 2005) as applied to the Fund's average daily net assets. For the period ended April 30, 2006, the Advisor received fees of $64,856.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Viking Fund Management, LLC ("Viking") to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.40%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

     The Fund and the Advisor have entered into a Distribution Agreement with Viking Fund Distributors, LLC to provide distribution services to the Fund.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2006.

     One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

     Directors of the Fund who are not employees of the Advisor receive an annual fee of $4,000.


5.     DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     The tax character of distributions paid during the period ended April 30, 2006 and the year ended October 31, 2005 were as follows:

                                         2006             2005
                                         ----             ----
Distributions from ordinary income      $ --            $18,387

     As of April 30, 2006, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain on investments     $  1,236,415
Net unrealized appreciation of securities           5,656,516
Undistributed ordinary income (loss)                   (3,035)
                                                    ----------
                                                 $  6,889,896
                                                    =========

The Fund has a capital loss carryforward of $141,059 which expires in 2011.




DIRECTORS AND OFFICERS AS OF APRIL 30, 2006



                                    DIRECTORS
                                    ---------


NAME, AGE,                              NUMBER OF PORTFOLIOS         OTHER
ADDRESS &               LENGTH OF        IN FUND COMPLEX         DIRECTORSHIPS
POSITION                TIME SERVED    OVERSEEN BY DIRECTOR           HELD
-----------             -----------    --------------------       ------------


Thomas  P.  Meehan  (65)
1900  M  Street,  N.W.
Suite  600
Washington,  D.C.  20036

President and Director   Since 1999               1                    None

PRINCIPAL  OCCUPATION  DURING  PAST  5  YEARS:
President, Edgemoor Capital Management, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).


Andrew Ferrentino (66)
7904 Horseshoe Lane
Potomac , MD  20854

Independent Director     Since 1999               1                    None

PRINCIPAL  OCCUPATION  DURING  PAST  5  YEARS:
Member, Board of Directors Template Software, Inc. from 1997 to 1999. Private consultant in the computer software industry (January 1, 1999 to present).
President,  Template  Software,  Inc.  from  1982  to  December  31,  1998


Peter R. Sherman (67)
5123 Tilden Street, N.W.
Washington, D.C.  20016

Independent Director     Since 2003               1                    None

PRINCIPAL  OCCUPATION  DURING  PAST  5  YEARS:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.


                                    OFFICERS
                                    --------
Paul P. Meehan (43)
1900 M Street, N.W.
Suite 600
Washington, D.C.  20036

Vice President & Treasurer    Since 2002          N/A               None

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director and Chief Compliance Officer, Edgemoor Capital Management, Inc., January 2006 to present; Director and Chief Compliance Officer, Edgemoor Capital Management, Inc., October 2005 to December 2005; Director, Edgemoor Capital Management, Inc., January 2005 to October 2005; Vice-President, Edgemoor Capital Management, Inc., December 2002 to January 2005; Attorney, United States Environmental Protection Agency, 1997 to 2002.


R. Jordan Smyth, Jr. (40)
1900 M Street, N.W.
Suite 600
Washington, D.C.  20036

Vice President & Secretary    Since 2005          N/A               None

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, Edgemoor Capital Management, Inc., January 2005 to present; Director, Edgemoor Capital Management, Inc., April 2003 to December 2004;
Director,  Wachovia  Securities,  June  1996  to  February  2003.


Directors serve for the lifetime of the Company, or until they are removed or resign. Officers are elected annually for one year terms. The Company's Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth qualify as "interested persons" of the Company as that term is defined by the Investment Company Act of 1940, as amended. Tom, Paul and Jordan are affiliated with the Advisor.

                            *************************

This report is for the information of the shareholders of Meehan Focus Fund. For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.








RENEWAL of ADVISORY AGREEMENT

     Overview


     The Board of Directors considered the renewal of the Investment Advisory Agreement (the "Agreement") between Meehan Mutual Funds, Inc., on behalf of the Meehan Focus Fund (the "Fund"), and Edgemoor Capital Management, Inc. (the "Adviser") at a meeting held on November 14, 2005. As part of the renewal process, legal counsel to the Fund and the independent Directors sent information request letters to the Adviser seeking certain relevant information. The Adviser's responses were provided to the Directors for their review prior to their meetings. The Board was provided with the opportunity to request any additional materials.

Provided below is a summary of certain of the factors the Board considered at the November meeting concerning the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Director may have afforded different weight to the various factors.

Nature, Extent and Quality of Services Provided. The Board reviewed the scope of the services to be provided under the Agreement and noted that there would be no changes in the services provided by the Adviser to the Fund. The Board considered the Adviser's representation that it has the financial resources, commitment and appropriate staffing to continue to provide the same scope and quality of services that it provides to the Fund. The Board also considered the Adviser's ability to adopt and implement compliance and control functions for the Fund and noted that information concerning portfolio management and a report from the chief compliance officer is provided on a periodic basis to the Board. The Board also considered the Adviser's ability to promote the Fund and increase its assets. The Board noted the Adviser's commitment to the Fund through substantial monetary investments by the executive officers of the Adviser in the Fund. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Agreement were appropriate.

     Performance of the Fund and Fund Expenses. The Board considered the investment performance of the Fund compared to its benchmark indices in 2005 and for the life of the Fund. The Board noted that the Fund has outperformed its benchmark indices since inception although the Fund underperformed in comparison to these indices in fiscal year 2005. The Board also considered the current expenses of the Fund, including the advisory fees to be paid to the Adviser.
The Board further noted that the Adviser would continue to limit expenses and lower the Fund's total annual expenses from the current limit of 1.50% to 1.40%. The Board also considered fee rate information charged by comparable mutual funds. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the performance of the Fund was satisfactory and the expenses of the Fund were reasonable.

     Costs of Services Provided to the Funds and Profits Realized. The Board considered the fees to be paid to the Adviser, including any fee waivers or expense reimbursement. The Board noted that the Adviser incurred losses on the operation of the Fund while continuing to provide services at a reasonable cost to investors, manage the Fund's assets, and provide a compliance program for the Fund. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the costs of services provided and profits realized by the Adviser under the Agreement were fair and reasonable.

Economies of Scale. The Board considered the Fund's ability to achieve economies of scale. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, that a reduction in fee rates or addition of breakpoints in connection with economies of scale were not necessary at this time

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously approved the Agreement.




MEEHAN FOCUS FUND
-----------------

NOTICE TO SHAREHOLDERS
APRIL 30, 2006 (UNAUDITED)

QUARTERLY FILINGS ON FORM N-Q - The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's Forms N-Q is also available upon request by calling 1-866-530-3350.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-866-530-3350 and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

 PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2005 - Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge upon request by calling 1-866-530-3350 and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   MEEHAN MUTUAL FUNDS, INC.
Date:     July 7, 2006


                                        /s/Thomas P. Meehan
                                        --------------------
                                        Thomas P. Meehan
                                        President



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:     July 7, 2006


                                        /s/Thomas P. Meehan
                                        ---------------------
                                        Thomas P. Meehan
                                        President


Date:     July 7, 2006


                                        /s/Paul P. Meehan
                                        ------------------
                                        Paul P. Meehan
                                        Treasurer




MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 12(A)(2)(I)

                                  CERTIFICATION

I, Thomas P. Meehan, certify that:

1.     I have reviewed this report on Form N-CSR of Meehan Mutual Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b)     [omitted];

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated:     July 7, 2006

                                        /s/Thomas P. Meehan
                                        -------------------
                                        Thomas P. Meehan
                                        President




MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 12(A)(2)(I)

                                  CERTIFICATION

I, Paul P. Meehan, certify that:

1.     I have reviewed this report on Form N-CSR of Meehan Mutual Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b)     [omitted];

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated:     July 7, 2006

                                        /s/Paul P. Meehan
                                        -----------------
                                        Paul P. Meehan
                                        Treasurer




MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 12(B)(II)



                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C.   1350, the undersigned officer of Meehan Mutual Funds,
Inc. (the "Company"), hereby certifies, to the best of his knowledge, that the Company's report on Form N-CSR for the period ended April 30, 2006 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.

Date:     July 7, 2006



                                             /s/Thomas P. Meehan
                                             -------------------
                                             Thomas P. Meehan
                                             President


This certification is being furnished solely pursuant to 18 U.S.C.   1350 and is
not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C.   1350 has
been provided to the Company and will be furnished to the U.S. Securities and Exchange Commission or its staff upon request.




MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 12(B)(II)



                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C.   1350, the undersigned officer of Meehan Mutual Funds,
Inc. (the "Company"), hereby certifies, to the best of his knowledge, that the Company's report on Form N-CSR for the period ended April 30, 2006 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.

Date:     July 7, 2006



                                             /s/Paul P. Meehan
                                             -----------------
                                             Paul P. Meehan
                                             Treasurer


This certification is being furnished solely pursuant to 18 U.S.C.   1350 and is
not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C.   1350 has
been provided to the Company and will be furnished to the U.S. Securities and Exchange Commission or its staff upon request.